EXHIBIT 10.4

PURCHASE AND SALE AGREEMENT

          This Agreement, made this 15th day of March, 2010, by and between INDUSTRY CONCEPT HOLDINGS, INC., f/k/a YOUR WAY HOLDING CORP., a Colorado corporation (“YWH”) and INDUSTRY CONCEPTS LLC, a California limited liability company (“IC”), who hereby agree as follows:

R E C I T A L S

          WHEREAS, IC owns good and marketable title to certain intellectual property rights of the tradename “Love Crush”, including but not limited to domain names, websites, logos, tradenames and goodwill of the businesses in connection with which the said tradename is used (the “Assets”); and

          WHEREAS, YWH desire to purchase from IC and IC desire to sell the Assets to YWH pursuant to the terms and conditions contained herein; and

NOW, THEREFORE, THIS INDENTURE

          WITNESSETH, that in consideration of the premises and the covenants, agreements, representations, warranties and payments hereinafter contained, the parties hereto covenant and agree as follows:

1.	PURCHASE AND SALE OF ASSETS.

          1.01.Purchase. Upon the terms and subject to the conditions hereof, IC agrees to sell, assign and transfer to YWH and YWH agrees to purchase from IC, all of IC’s right, title and interest in and to the Assets, on an “as is” basis.

          1.02.Assignment of Tradenames, Domain Names and Logos. Upon effectiveness of this Agreement (as hereinafter defined), IC shall execute and deliver to YWH that certain Assignment attached hereto and incorporated herein as if set forth as Exhibit “A,” in which IC shall grant to YWH an assignment of any and all of IC’ rights, title and interest in and to the tradename “Love Crush” together with any and all logos, domain names, websites and the goodwill of the businesses in connection with which the said tradename is used.

2.	PURCHASE PRICE AND PAYMENT.

          2.01.Payment. As full and complete payment for the Assets referenced in Section 1.02 hereinabove, YWH shall cause to be issued and shall tender to IC, or its assigns, an aggregate of

Two Million (2,000,000) “restricted” (as that term is defined under Rule 144 promulgated under the Securities Act of 1933, as amended) common shares of YWH (the “Shares”).

3.	ASSUMED LIABILITIES AND PAYMENT OF TAXES.

          3.01.Assumption of Liabilities. Other than as disclosed herein, YWH will not assume any other liabilities of the IC.

          3.02Personal Property Taxes; Website Hosting; Registration Fees. At such time as the same becomes due and payable, personal property taxes for the year 2010, if any, and any all website hosting and other registration fees associated with the Assets shall be pro-rated as of the date of Closing. Thereafter, all taxes and assessments, website hosting and other registration fees shall be the obligation of and shall be paid by YWH.

4.	REPRESENTATIONS AND WARRANTIES OF IC.

          IC, as applicable, represents and warrants to YWH as follows, with the intent that YWH shall rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein.

          4.01.Organizational Status. IC is a limited liability company duly organized, validly existing and in good standing under the laws of California, and has the power and capacity to own and dispose of the Assets and to carry on its business as now being conducted by it and to enter into this Agreement and to carry out its terms to the full extent.

          4.02.Authority to Sell. The execution and delivery of this Agreement and the completion of the transaction contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of IC and this Agreement constitutes a legal, valid and binding obligation of IC, enforceable against IC in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

          4.03.Sale Will Not Cause Default. To the best of IC’s information, knowledge and belief, neither the execution and delivery of this Agreement nor the completion of the purchase and sale contemplated herein, will:

          (a)violate any of the terms and provisions of the Certificate of Formation or Operating Agreement of IC, or any order, decree, statute, bylaw, regulation, covenant, or restriction applicable to IC or any of the Assets;

          (b)result in any fees, duties, taxes, assessments or other amounts relating to any of the Assets becoming due or payable other than sales tax payable by YWH in connection with the purchase and sale.

4.04.	Assets. IC owns and possesses and has a good and marketable title to the Assets,

free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, whether secured or unsecured and whether arising by reason of statute or otherwise howsoever.

          4.05.Litigation. Other than as disclosed to YWH, there is no litigation or administrative or governmental proceeding or inquiry pending, or to the knowledge of the IC, threatened against or relating to the IC, their business, or any of the Assets, nor does the IC know of or have reasonable grounds for believing that there is any basis for any such action, proceeding or inquiry.

          4.06.Conformity with Laws. IC has not sought and obtained any governmental licenses and permits required for the conduct in the ordinary course of the operations of the IC’ business and the uses to which the Assets have been put.

          4.07.Accuracy of Representations. No certificate furnished by or on behalf of the IC to YWH at the time of closing in respect of the representations, warranties or covenants of the IC herein will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading and all of the representations and warranties of the IC shall be true as at and as if made at the time of closing.

          4.08REPRESENTATIONS RELATING TO ISSUANCE OF YWH'S COMMON STOCK. IC hereby represent and warrant to YWH as follows:

          (i)The Shares to be acquired by IC are solely for its account and for investment and IC has no plan, intention, contract, understanding, agreement or arrangement with any person to sell, assign, pledge, hypothecate or otherwise transfer to any person the Shares, or any portion thereof, except to its members, which assignment shall occur as a matter of law;

          (ii)IC understands that neither the Shares nor the sale thereof to it has been registered under the Securities Act of 1933, as amended (the “1933 Act”), or under any state securities laws. IC understand that no registration statement has been filed with the United States Securities and Exchange Commission, nor with any other regulatory authority and that, as a result, any benefit which might normally accrue to a holder of the Shares by an impartial review of such a registration statement by the Securities and Exchange Commission or other regulatory authority will not be forthcoming. IC understands that it cannot sell the Shares unless such sale is registered under the 1933 Act and applicable state securities laws or exemptions from such registration become available. In this connection, IC understand that YWH has advised the Transfer Agent for the Common Shares that the Shares are “restricted securities” under the 1933 Act and that they may not be transferred by IC to any person without the prior consent of YWH, which consent of YWH will require an opinion of counsel to the effect that, in the event the Shares are not registered under the 1933 Act, any transfer as may be proposed by IC must be entitled to an exemption from the registration provisions of the 1933 Act. To this end, IC acknowledge that a legend to the following effect will be placed upon their respective certificate representing, in the aggregate, the Shares and that the Transfer Agent has been advised of such facts:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR IF AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

          IC understands that the foregoing legend on their certificate(s) for the Shares limits their value, including their value as collateral.

5.	COVENANTS OF IC.

          5.01.Conduct of the Business. Until the time of closing, the IC shall conduct its business relating to the Assets only in the ordinary course and will use its best efforts to preserve the Assets intact and to preserve for YWH its relationship with lessors, suppliers, customers and others having business relations with it.

          5.02.Access by YWH. IC will give to YWH and YWH’s counsel, accountants and other representatives full access, during normal business hours throughout the period prior to the time of closing, to all of the properties, books, contracts, commitments and records of the IC relating to all aspects of the IC business relevant to the Assets acquired herein and will furnish to YWH during such period all such information as YWH may reasonably request.

          5.03.Covenants of Indemnity. IC, its successors and assigns will indemnify and hold harmless YWH from and against:

          (a)any and all of IC liabilities, whether related to the Assets or otherwise, whether accrued, absolute, contingent or otherwise, existing at the time of closing hereof, except those liabilities applicable to the Assets;

          (b)any and all damage or deficiencies resulting from any misrepresentation, breach of warranty, non-fulfillment of any covenant on the part of IC under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to YWH hereunder;

          (c)any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incidental to any of the foregoing.

6.	REPRESENTATIONS AND WARRANTIES OF YWH. YWH represents and warrants to IC as follows, with the intent that the IC shall rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein.

          6.01.Organizational Status. YWH is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Colorado and has the power and capacity to enter into this Agreement and carry out its terms.

          6.02.Authority to Purchase. The execution and delivery of this Agreement and the completion of the transaction contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of YWH and this Agreement constitutes a legal, valid and binding obligation of YWH, enforceable against YWH in accordance with its terms except as limited by laws of general application affecting the rights of creditors.

          6.03.Sale Will Not Cause Default. Neither the execution and delivery of this Agreement nor the completion of the purchase and sale contemplated herein, will:

          (a)violate any of the terms and provisions of the Articles of Incorporation or bylaws of YWH , or any order, decree, statute, bylaw, regulation, covenant, or restriction applicable to YWH;

          (b)result in any fees, duties, taxes, assessments or other amounts relating to any of the Assets becoming due or payable other than sales tax payable by YWH in connection with the purchase and sale.

          6.04.Accuracy of Representations. No certificate furnished by or on behalf of YWH to IC at the time of closing in respect of the representations, warranties or covenants of the YWH herein will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading and all of the representations and warranties of YWH shall be true as at and as if made at the time of closing.

          6.05YWH Indemnification of Seller. YWH and its successors and assigns will indemnify and hold harmless IC and IC’s members (in the case of IC’s voluntary dissolution or liquidation), from and against any and all damage or deficiencies resulting from any misrepresentation, breach of warranty, non-fulfillment of any covenant on the part of YWH under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the IC hereunder.

7.	SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS.

          7.01.IC Representations, Warranties and Covenants. All statements contained in any certificate or other instrument delivered by or on behalf of IC pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by IC. All representations, warranties, covenants and agreements made by IC in this Agreement or pursuant hereto shall, unless otherwise expressly stated, survive the time of closing and any investigation at any time made by or on behalf of YWH and shall continue in full force and effect for the benefit of YWH.

          7.02.YWH’s Representations, Warranties and Covenants. All statements contained in any certificate or other instrument delivered by or on behalf of YWH pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by YWH. All representations, warranties, covenants and agreements made by YWH in this Agreement or pursuant hereto shall, unless otherwise expressly stated, survive the time of closing and any investigation at any time made by or on behalf of IC and shall continue in full force and effect for the benefit of IC.

          8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF YWH. All obligations of YWH under this Agreement are subject to the fulfillment at or prior to the time of closing of the conditions hereinafter enumerated.

          8.01.IC Representations and Warranties. IC representations and warranties contained in this Agreement and in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true at an as at the time of closing as if such representations and warranties were made at and as of such time.

          8.02.IC Covenants. IC shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the time of closing.

          8.03.IC’s Certificate. IC shall have delivered to YWH a certificate of the Manager(s) or the President and Secretary of IC, dated the time of closing, certifying in such detail as YWH may so require that YWH have acquired a good and marketable title to the Assets to the extent contemplated by this Agreement.

          The foregoing conditions are for the exclusive benefit of YWH and any such condition may be waived in whole or in part by the YWH at or prior to the time of closing by delivering to the IC a written waiver to that effect signed by YWH.

          9. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE IC. All obligations of the IC under this Agreement are subject to the fulfillment, prior to the time of closing, of the conditions hereinafter enumerated.

          9.01.YWH’s Representations and Warranties. YWH’s representations and warranties contained in this Agreement and in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true at an as at the time of closing as if such representations and warranties were made at and as of such time.

9.02.	YWH’s Covenants. YWH shall have performed and complied with all covenants,

agreement and conditions required by this Agreement to be performed or complied with by it at or prior to the time of closing.

9.03.	Closing Date. The Agreement shall have closed by March 15, 2010.

          Each of the foregoing conditions are for the exclusive benefit of IC and any such condition may be waived in whole or in part by the IC at or prior to the time of closing by delivering to YWH a waiver to that effect signed by tIC.

10.	CLOSING.

          10.01.Time of Closing. Subject to the terms and conditions hereof, the purchase and sale of the Assets shall be completed at a closing to be held at 12:00 p.m. on the 10th business day following execution of this Agreement by the parties hereto (“the time of closing”), unless the parties agree to close on an earlier date.

10.02.	Place of Closing. The closing shall take place at the offices of the IC.

          10.03.For Delivery by the IC. At the closing, the IC shall deliver or cause to be delivered to YWH:

          (a)all bills of sale, transfer and assignments in form and content satisfactory to the YWH’s counsel, appropriate to effectively vest good and marketable title to the Assets in YWH to the extent contemplated by this Agreement and immediately registrable in all places where registration of such instruments is required;

          (b)all consents and approvals required to be obtained by IC for the purpose of validly assigning the Assets;

(c)	possession of the Assets;

          (d)the certificate of the Manager(s) or President and Secretary of IC to be given under Section 8.03;

          (e)certified copies of such resolutions of the members and/or manager(s) of IC as are required to be passed to authorize the execution, delivery and implementation of this Agreement and of all documents to be delivered by IC pursuant thereto.

          10.04.For Delivery by YWH. At the closing, YWH shall deliver or cause to be delivered to IC certificates for the Shares

          10.05.Possession. YWH shall be entitled to possession of the Assets herein described as of 8:00 a.m. on the day following the Effective Date herein and IC shall deliver the Assets to YWH at said time, provided that YWH have fully complied with the terms and conditions contained herein.

          10.06Effective Date. The Effective Date of the transaction contemplated herein shall be the date in which the requirements of Sections 10.03 through 10.05 have been successfully consummated.

          11.FURTHER ASSURANCES. The parties hereto shall execute such further and other documents and do such further and other things as may be necessary to carry out and give effect to the intent of this Agreement.

          12.NOTICES. All notices required or permitted to be given hereunder shall be in writing and personally delivered to the address of the intended recipient set forth on the first page hereof, or at such other address as may from time to time be notified by any of the parties hereto in the manner herein provided.

          13.ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the parties and there are no representations or warranties, express or implied, statutory or otherwise and no agreements collateral hereto other than as expressly set forth or referred to herein.

14.	TIME OF THE ESSENCE. Time shall be of the essence of this Agreement.

          15.APPLICABLE LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California.

          16.SUCCESSORS AND ASSIGNS/HEIRS AND PERSONAL REPRESENTATIVES. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns or heirs and personal representatives, as applicable.

          17.CAPTIONS. The captions appearing in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

          18. ATTORNEY FEES. If a dispute arises between the parties hereto and such dispute can only be resolved by litigation then, in such case, the prevailing party in such litigation shall be entitled to recover all costs of such action, including but not limited to, reasonable attorneys fees.

          19.COUNTERPARTS FACSIMILE EXECUTION. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, a facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier machine as a defense to the enforcement of the Agreement or any amendment or other document executed in compliance with this Section.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

INDUSTRY CONCEPTS LLC a California Limited Liability Company. By:__s/Greg Lorber_____________________ Its: Manager

INDUSTRY CONCEPT HOLDINGS, INC. a Col9orado corporation, By:__s/Andrea J. Payne__________________ Its: Secretary

EXHIBIT “A”

ASSIGNMENT

          ASSIGNMENT made this 15th day of March 2010, by INDUSTRY CONCEPTS LLC, a California limited liability company (“Assignor”), to INDUSTRY CONCEPT HOLDINGS, INC., a Colorado corporation, (“Assignee”).

          For valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby sells, assigns and transfers to Assignee all of its right, title and interest in and to any and all of IC’ rights, title and interest in and to the tradename “Love Crush” together with any and all logos, domain names, websites and the goodwill of the businesses in connection with which the said tradenames are used (the “Assets”).

          Assignor warrants and represents that Assignor is the sole and absolute owners of the Assets hereby assigned and have full legal right to sell, assign and transfer the same.

IN WITNESS WHEREOF, Assignor has signed and acknowledged this instrument.

INDUSTRY CONCEPTS LLC a California Limited Liability Company. By:__s/Greg Lorber_____________________ Its: Manager